UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2018

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center Beverly, MA	01915
(Address of principal executive offices)	(Zip Code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into Material Definitive Agreement.

On September 9, 2018, ATN International, Inc. (the “Company”), through its subsidiary Ahana Renewables, LLC, a Delaware limited liability company (“Ahana”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with CleanCapital Holdco 4 LLC (“CleanCapital”) pursuant to which CleanCapital will purchase from Ahana the subsidiary companies (the “Subsidiaries”) that own and manage distributed generation solar power projects operated under the Ahana name in Massachusetts, California and New Jersey (the “Business”).  Pursuant to the terms of the Purchase Agreement, CleanCapital will acquire the membership interests in the Subsidiaries for a total value of approximately $122 million, which includes a cash purchase price of $64.5 million and the assumption of approximately $57.2 million in debt, and is subject to certain other post-closing adjustments (the “Transaction”). The Company currently expects the Transaction to close in the fourth quarter of 2018.

The parties have made customary representations and warranties in the Purchase Agreement relating to themselves, the Transaction and the Business, which will generally survive the closing of the Transaction for a period of twelve months, except for (i) certain customary fundamental representations and warranties, which will survive indefinitely, (ii) environmental representations and warranties, which will survive until three years after the closing of the Transaction and (iii) tax-related representations and warranties, which will survive until sixty days following the expiration of the applicable statute of limitations.

The Purchase Agreement also contains customary interim covenants and agreements, including covenants which require (i) Ahana to operate the Business in the ordinary course in substantially the same manner as previously conducted; (ii) each of the parties to obtain all necessary governmental and regulatory approvals and otherwise cause the Transaction to be consummated; and (iii) entry into an agreement pursuant to which Ahana will provide CleanCapital with transition services during the six months following the closing of the Transaction.

The Purchase Agreement provides that the parties will indemnify each other for breaches of their respective representations and warranties, subject to certain customary caps and thresholds, and for breaches of covenants and certain other matters. Approximately $6.5 million of the purchase price will be held in escrow for twelve months following the closing of the Transaction (subject to pending indemnification claims) to provide security to CleanCapital for Ahana’s indemnification obligations.

Consummation of the Transaction is subject to satisfaction of certain conditions, including, among others, (i) receipt of all required governmental and third party consents; (ii) the absence of any law, injunction or final judgement prohibiting the consummation of the Transaction; (iii) the accuracy of the parties’ representations and warranties, subject to customary materiality limits; (iv) the performance by each of the parties of its covenants under the Purchase Agreement in all material respects; and (v) the absence of a Material Adverse Effect (as defined in the Purchase Agreement).

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which has been filed herewith as Exhibit 10.1, and is hereby incorporated by reference.

Item 7.01                                           Regulation FD Disclosure.

On September 11, 2018, the Company issued a press release regarding the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1, and hereby incorporated by reference.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1	Purchase and Sale Agreement by and between Ahana Renewables, LLC and CleanCapital Holdco 4, LLC, dated as of September 9, 2018.
99.1	Press Release of the Company, dated September 11, 2018.

Cautionary Statement Concerning Forward Looking Statements

This Report contains forward-looking statements addressing the Transaction and the other transactions contemplated in the Purchase Agreement and any other statements about future expectations, prospects, estimates and other matters that are dependent upon future events or developments. All statements, other than those of historical fact, contained in this Report are forward-looking statements, including statements related to the Company’s expectations with respect to the closing of the Transaction; the potential financial impact and benefits to the Company of the Transaction; the future expectations, plans and prospects for the Company; the Company’s strategy, future operations, future financial position, future revenues or projected costs; and the objectives of management.  Other forward-looking statements may be identified by the words “look forward”, “plan,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions.  The Company’s actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: satisfaction of the conditions to closing the Transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; the Company’s ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits from the Transaction will not be realized or will not be realized within the expected time period; negative effects of the announcement of the Purchase Agreement on the market price of the Company’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; and the sufficiency of the Company’s cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures. These and other additional factors that may cause actual future events and results to differ materially from the events and results indicated in the forward-looking statements above are set forth more fully under Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018 and the other reports we file from time to time with the SEC.  The Company undertakes no obligation and has no intention to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors that may affect such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
	Name:	Justin D. Benincasa
	Title:	Chief Financial Officer

Dated: September 11, 2018